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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                February 29, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                                  e-MedSoft.com
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter



          Nevada                   1-15587                 84-1037630
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
      of Incorporation             Number                    Number



          1300 Marsh Landing Parkway, Suite 106, Jacksonville, FL 32250
          -------------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code



                                 (904) 543-1001
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 29, 2000, e-MedSoft.com (the "Company") acquired VirTx, Inc. ("VirTx"), a provider of computer hardware and software solutions for the healthcare industry, through a merger with a newly formed, wholly owned subsidiary of the Company. In consideration for this acquisition, the Company issued 1,854,276 shares of the Company's Common Stock valued at $23,891,045. The Agreement and Plan of Merger and Reorganization (the "Agreement") also provides that additional shares of Common Stock may be issued in the future under certain earn out provisions.

     VirTx is a provider of complete computer hardware and software solutions called Collaborative Medical Neworks[TM] ("CMN") that support the transfer of electronic medical data (including high-resolution images, sounds, live video and patient data) from one location to another. This can be between different places in the same building or anywhere in the world. This technology allows healthcare professionals to remotely examine medical records, receive expert consultation and collaboratively diagnose and treat patients. CMN enables healthcare providers to cost-effectively deliver quality healthcare to geographically disparate sites through:

     * access to specialty healthcare services (improved use of staff resources and eliminate duplicity of required equipment and services);

     * real-time medical consultation and patient management by simul-taneously viewing live or stored examination images (eliminating the risks and costs of transporting patients);

     * collaborative research, sharing patient records and diagnostic images (providing rapid information transfer and early diagnostic solutions);

     * mentoring (achieving better physician collaboration and avoiding unnecessary expensive procedures);

     * peer review (increasing the productivity of clinicians by reducing require travel time);

     * distance learning and education by capturing video, audio, text, and still photographic images for documentation and education (enabling staff to expand and improve their skills);

     *  credentialing of medical staff applicants; and

     * increased rural input to and participation in healthcare planning and advocacy.

     VirTx was incorporated in January 1999, and currently has contracts with Blue Cross of California and several hospitals including St. Jude's Children's Research Hospital.

     According to VirTx's unaudited preliminary financials, during 1999, VirTx had sales of approximately $1,039,000 and a net loss of approximately $928,000, and at December 31, 1999, VirTx had approximately $664,000 in assets and $1,414,000 in liabilities.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements of VirTx, Inc. will be filed by amendment on or before May 15, 2000.

     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information will be filed by amendment on or before May 15, 2000.

     (c)  EXHIBITS.

EXHIBIT
NUMBER     DESCRIPTION                          LOCATION

 10.10     Agreement and Plan of Merger         Filed herewith electronically
           and Reorganization dated
           February 21, 2000, among
           e-MedSoft.com, VirTx Acquisition
           Corporation and VirTx, Inc.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   e-MedSoft.com



Dated: March 9, 2000              By:/s/ Margaret A. Harris
                                     Margaret A. Harris, Chief Financial
                                     Officer

























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